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                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


    Each person whose signature appears below hereby appoints each of Robert Murphy, Robert D. Woltil and William C. Warrick, as his attorney-in-fact to sign this Registration Statement on his behalf individually and in the capacity stated below and to file all supplements, amendments and post-effective amendments to this Registration Statement, and any and all instruments or documents filed as a part of or in connection with this Registration Statement or any amendment or supplement thereto, and any such attorney-in-fact may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.



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                SIGNATURES                                         TITLE                               DATE
------------------------------------------  ---------------------------------------------------  ----------------

           /s/ ANDREW L. TURNER             Chairman of the Board, President, and Chief
             Andrew L. Turner                 Executive Officer                                  April 29, 1997

             John E. Bingaman               Director                                             April 29, 1997

               Zev Karkomi                  Director                                             April 29, 1997

           /s/ ROBERT A. LEVIN
             Robert A. Levin                Director                                             April 29, 1997

              Mark G. Wimer                 Director                                             April 29, 1997

           /s/ JAMES R. TOLBERT
             James R. Tolbert               Director                                             April 29, 1997

            Lois E. Silverman               Director                                             April 29, 1997

             R. James Woolsey               Director                                             April 29, 1997

            /s/ MARTIN G. MAND
              Martin G. Mand                Director                                             April 29, 1997

         /s/ WARREN C. SCHELLING
           Warren C. Schelling              Director                                             April 29, 1997

                                            Senior Vice President Financial Services and Chief
           /s/ ROBERT D. WOLTIL               Financial Officer and Director (Principal          April 29, 1997
             Robert D. Woltil                 Financial Officer)
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